UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On December 9, 2021, the Board of Directors of Acadia Pharmaceuticals Inc. (the “Company”) appointed Mark C. Schneyer as Executive Vice President, Chief Financial Officer. Mr. Schneyer was also appointed as the Company’s principal financial officer. Mr. Schneyer’s responsibilities include the functional areas of finance, accounting, investor relations, and business development.

Mr. Schneyer, age 47, joined the Company in May 2020 as Senior Vice President, Business Development and Chief Business Officer. Since September 2021, he has served as the Company’s Interim Chief Financial Officer. Mr. Schneyer joined Acadia from Pfizer Inc., where he was most recently Vice President, Business Development for the Upjohn division. He joined Pfizer’s Worldwide Business Development organization in 2011 and served in various business development positions of increasing responsibility, overseeing strategic transactions spanning licensing agreements, product acquisitions and divestitures, strategic collaborations and company acquisitions. Prior to Pfizer, Mr. Schneyer was an investment banker at Lazard and advised boards of directors and senior management teams in the healthcare sector. Mr. Schneyer earned a Bachelor of Science in economics with a concentration in finance from the Wharton School of the University of Pennsylvania.

There is no arrangement or understanding between Mr. Schneyer and any other person pursuant to which Mr. Schneyer was selected as an officer, and there are no actual or proposed transactions between the Company and Mr. Schneyer or any related person that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 9, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Dated: December 14, 2021	By:	/s/ Austin D. Kim
Austin D. Kim
Executive Vice President, General Counsel & Secretary